UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2022

     CERES ORION L.P.
(Exact name of registrant as specified in its charter)
New York	000-50271	22-3644546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
The registrant does not have a board of directors.  The registrant’s general partner, Ceres Managed Futures LLC (the “General Partner”), is managed by a board of directors.
Effective November 11, 2022, Ms. Rebecca Peckham no longer serves as Chief Compliance Officer of the General Partner.
Effective November 11, 2022, Mr. Christopher Smock was appointed Chief Compliance Officer of the General Partner.

Christopher P. Smock, age 46, has been serving as Chief Compliance Officer of the general partner since November 2022.  Since June 2022, Mr. Smock has been employed by Morgan Stanley Services Group, a financial services firm, where his responsibilities include serving as Executive Director and as Head of Investment Management Alternatives Compliance, performing compliance advisory services, working in New York.  Prior to joining Morgan Stanley, from May 2012 to June 2022, Mr. Smock was employed by UBS, a financial services firm, where his responsibilities included serving as a Director, and held various roles including Senior Compliance Officer and Head of Market and Trading Compliance Americas, and Global Head of Market Risk Middle Office.  From February 2011 to May 2012, Mr. Smock was employed by MJ Boyd Consulting, providing consulting services to UBS.  From July 2009 to March 2010, Mr. Smock was employed by Woodbine Capital Advisors, where he served as a Trader, performing execution trading services, working in New York.  Prior to Woodbine Capital, from August 2002 to June 2008, Mr. Smock was employed at Graham Capital Management, where he started his career as a Senior Analyst and then served as a Fixed Income Trader, working in Connecticut.  Mr. Smock earned a Bachelor of Arts degree in Economics from Brigham Young University in 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES ORION L.P.

By: Ceres Managed Futures LLC, General Partner

By: /s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  November 21, 2022